UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2004

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	13-3989553 (I.R.S. Employer Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

I.R.S. EMPLOYER
	STATE OR OTHER JURISDICTION OF	IDENTIFICATION
NAME OF REGISTRANT	INCORPORATION OR ORGANIZATION	NUMBER
EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01(c) EXHIBITS
SIGNATURES
EX-7.01(1)

ITEM 7.01. REGULATION FD DISCLOSURE

     The registrant issued a press release dated December 27, 2004 containing revised guidance on a preliminary, unaudited basis on its forecasted adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Credit Agreement EBITDA (both as defined in the press release filed as an exhibit hereto) and debt for its fiscal year ended November 30, 2004. Materials containing this information can be found on the Company’s web site at www.eaglepicher.com under Investor Relations.

     The information being furnished under Section 7 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

ITEM 9.01(c) EXHIBITS

7.01(1) Press Release dated December 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2004

EAGLEPICHER HOLDINGS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2004

EAGLEPICHER INCORPORATED
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2004

CARPENTER ENTERPRISES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2004

DAISY PARTS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2004

EAGLEPICHER FAR EAST, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2004

EAGLEPICHER FILTRATION & MINERALS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2004

EAGLEPICHER TECHNOLOGIES, LLC
By:	Shane Dryanski
	Name:	Shane Dryanski
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 28, 2004

EAGLEPICHER AUTOMOTIVE, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 28, 2004

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President